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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 26, 2001





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-60164             41-1955181
----------------------------        -------------         ---------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Loan Trust 2001-HLTV2, GMACM Home Loan-Backed Term Notes, Series 2001-HLTV2 (the "Notes").

Incorporation of Certain Documents by Reference

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Reports on Form 8-K of Ambac Financial Group, Inc. (which were filed with the Securities and Exchange Commission on September 17, 2001 and September 19, 2001, respectively), and the unaudited interim financial information and accompanying discussion of Ambac Financial Group, Inc., as of September 30,
2001, and for the periods ending September 30, 2001 and September 30, 2000 contained in the press release issued on October 17, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on October 22, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-60164) of the Registrant (the "Prospectus"); and
(iii) the Prospectus Supplement for GMACM Home Loan-Backed Term Notes, Series 2001-HLTV2 (the "Prospectus Supplement"), and shall be deemed to be a part hereof.





_____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 21, 2001 and the prospectus supplement dated October 26, 2001 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Home Loan Trust 2001-HLTV2, GMACM Home Loan-Backed Term Notes, Series 2001-HLTV2.
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Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 22, 2001 on the audit of the consolidated financial statements of Ambac as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 and
        (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                                  By: /s/ Thomas J. O'Hara
                                                      Thomas J. O'Hara
                                                      Vice President


Dated:  October 29, 2001


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                                  Exhibit Index


Exhibit                                       Page

23.1           Consent of KPMG LLP              6

                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


        We consent to the incorporation by reference in the registration statement (No. 333-60164) of Residential Asset Mortgage Products, Inc. (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated October 26, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 28, 2001, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                          /s/ KPMG LLP


New York, New York
October 26, 2001


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